THE LAZARD FUNDS, INC.

Lazard Emerging Markets Strategic Equity Portfolio

Supplement to Current Prospectus

The following replaces the table in "Fees and Expenses" in the "Summary Section—Lazard Emerging Markets Strategic Equity Portfolio—Fees and Expenses" in the Prospectus:

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.46%	.58%	.46%	[1]
Total Annual Portfolio Operating Expenses	1.46%	1.83%	1.46%
Fee Waiver and/or Expense Reimbursement[2]	.31%	.43%	.36%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.40%	1.10%
[1]	Based on estimated amounts for the current fiscal year, using expenses for Institutional Shares from the last fiscal year.
[2]	Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until April 30, 2022, to the extent Total Annual Portfolio Operating Expenses exceed 1.15%, 1.40% and 1.10% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

The following replaces the table in "Example" in the "Summary Section— Lazard Emerging Markets Strategic Equity Portfolio—Example" in the Prospectus:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 117	$ 431	$ 768	$ 1,720
Open Shares	$ 143	$ 534	$ 950	$ 2,113
R6 Shares	$ 112	$ 426	$ 763	$ 1,715

The following replaces any contrary information in the second table in "Fund Management—Investment Manager" in the Prospectus:

Name of Portfolio	Institutional Shares	Open Shares	R6 Shares
Emerging Markets Strategic Equity Portfolio	1.15%	1.40%	1.10%

Dated: June 23, 2021